FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2003

ASCENT ASSURANCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other of Incorporation)	1-8538 (Commission File Number)	73-1165000 (IRS Employer Jurisdiction Identification Number )

3100 Burnett Plaza, 801 Cherry Street, Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

(817) 878-3300

(Registrant’s Telephone Number, Including Area Code)

110 W. Seventh Street, Fort Worth, Texas 76102

(Former Name or Former Address, if Changed Since Last Report)

This Form 8-K consists of 4 pages. The Exhibit Index is on page 4.

Item 7(c).	Exhibits

Exhibit 99.1	Press Release of Ascent Assurance, Inc. dated May 8, 2003 reporting the company's financial results for the first quarter of 2003.

Item 9.	Regulation FD Disclosure

        This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results Of Operations And Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Ascent Assurance, Inc. dated May 8, 2003 reporting the company’s financial results for the first quarter of 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT ASSURANCE, INC.
Dated: May 8, 2003	By: /s/ CYNTHIA B. KOENIG Cynthia B. Koenig Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Ascent Assurance, Inc. dated May 8, 2003 reporting the company's financial results for the first quarter of 2003.